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                                                                      EXHIBIT 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of Polaris Plus Variable Annuity for Variable Annuity Account Seven of SunAmerica Annuity and Life Assurance Company (formerly known as AIG SunAmerica Life Assurance Company) of our report dated March 2, 2009, except with respect to our opinion on the consolidated financial statements insofar as it relates to the effects of the change in accounting for non-controlling interests discussed in Note 1, as to which the date is June 29, 2009 relating to the consolidated financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Current Report on Form 8-K filed on June 29, 2009. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
New York, New York
July 17, 2009
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris Plus Variable Annuity for Variable Annuity Account Seven of SunAmerica Annuity and Life Assurance Company (formerly known as AIG SunAmerica Life Assurance Company) of our report dated April 24, 2009, relating to the consolidated financial statements of SunAmerica Annuity and Life Assurance Company at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008. We also consent to the use in such Registration Statement of our report dated July 20, 2009, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of Variable Annuity Account Seven at April 30, 2009, and the related statement of operations for the year then ended, and the related statement of changes in each of their net assets for the periods indicated in each of the two years then ended. We also consent to the use in such Registration Statement of our report dated April 29, 2009, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the three years in the period ended December 31, 2008. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
July 20, 2009